UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2017
The Charles Schwab Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 1-9700
Delaware (State or other jurisdiction of incorporation)	94-3025021 (I.R.S. Employer Identification No.)

211 Main Street, San Francisco, CA 94105
(Address of principal executive offices, including zip code)
(415) 667-7000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the
Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934
(§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to
Section 13(a) of the Exchange Act.    ☐

Item 8.01	Other Events

On November 30, 2017, The Charles Schwab Corporation (the “Company”) and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), entered into a Ninth Supplemental Indenture, dated as of November 30, 2017 (the “Ninth Supplemental Indenture”) to the Senior Indenture, dated as of June 5, 2009 between the Company and the Trustee. The Ninth Supplemental Indenture amends the optional redemption provisions of certain of the Company’s supplemental indentures to eliminate the Company’s right to redeem certain of its outstanding senior notes prior to June 1, 2018.
A copy of the Ninth Supplemental Indenture is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01(d)	Exhibits

(d)	Exhibits

Exhibit No.	Description
4.1	Ninth Supplemental Indenture, dated as of November 30, 2017, between the Company and The Bank of New York Mellon Trust Company, N.A.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHARLES SCHWAB CORPORATION

Date: November 30, 2017	By:	/s/ Peter Crawford
Peter Crawford
Executive Vice President and Chief Financial Officer